UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01            Other Events.

On May 30, 2019, Flex Ltd. (the “Company”) issued a press release announcing that the Company has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 4.625% Notes due 2020 (the “2020 Notes”).  The Tender Offer is being made on the terms and subject to the conditions set forth in the offer to purchase and related letter of transmittal and notice of guaranteed delivery delivered to the holders of the 2020 Notes on May 30, 2019, including the condition that the Company has successfully completed an offering of new notes of the Company on terms satisfactory to it in its sole discretion, and has received net proceeds from the offering in an amount sufficient to fund (i) the purchase of all 2020 Notes accepted in the Tender Offer and (ii) the redemption, at the make-whole redemption price calculated in accordance with the terms of the indenture governing the 2020 Notes, of any 2020 Notes remaining outstanding after the Tender Offer, including the payment of all premiums, accrued interest and costs and expenses in connection with the Tender Offer and the redemption.  The Tender Offer will expire at 5:00 p.m., New York City time, on June 5, 2019, unless extended or terminated earlier by the Company.

To the extent any of the outstanding 2020 Notes are not tendered and accepted in the Tender Offer, the Company currently expects that it will exercise its right to redeem such notes in accordance with the terms of the indenture governing the 2020 Notes.  The May 30, 2019 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit
99.1	Press release, dated May 30, 2019, issued by Flex Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: May 30, 2019	By:	/s/ Christopher Collier
		Name:	Christopher Collier
		Title:	Chief Financial Officer